UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2009

HERE MEDIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-53690	26-3962587

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard
Penthouse
Los Angeles, California	90024

(Address of principal executive offices)	(Zip Code)
(310) 806-4288
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposal of Assets.
          On June 11, 2009 Here Media Inc. (“Here Media” or the “Company”) completed the business combination (the “Business Combination”) provided for in the Agreement and Plan of Merger, dated as of January 8, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Merger Agreement”), entered into by and among the Company, PlanetOut Inc. (“PlanetOut”), HMI Merger Sub, Inc. (“HMI Merger Sub”), Here Networks LLC (“Here Networks”), Regent Entertainment Media Inc. (together with Here Networks, the “HMI Entities”) and the owners of the HMI Entities.
          Pursuant to the Merger Agreement, the Business Combination of PlanetOut and the HMI Entities was accomplished in two concurrent steps. The first was the merger of HMI Merger Sub, a wholly owned subsidiary of the Company, with and into PlanetOut (the “Merger”), in which one share of the common stock, $0.001 par value per share (the “Common Stock”), and one share of the special stock (“Special Stock”), $0.001 par value per share, of the Company were issued in exchange for each outstanding share of the common stock, $0.001 par value per share, of PlanetOut. The stockholders of PlanetOut adopted the Merger Agreement and approved the Merger at a special meeting of the PlanetOut stockholders held on June 10, 2009. PlanetOut filed a Certificate of Merger with the Secretary of State of the State of Delaware on June 11, 2009 and thereby became the surviving corporation in the Merger and a wholly owned subsidiary of the Company.
          Concurrently with the Merger, the owners of the HMI Entities contributed to the Company all of their interests in the HMI Entities, which consisted of stock and limited liability company interests that constituted 100% of the ownership interest in each of those companies, in exchange for the Common Stock. Upon consummation of the Business Combination on June 11, 2009, the former PlanetOut stockholders and the holders of certain warrants to purchase PlanetOut common stock became beneficial owners of 20% of the Common Stock and 100% of the Special Stock, and the former owners of the HMI Entities became owners of 80% of the Common Stock.
          The Company registered the securities issued in connection with the Business Combination under the Securities Act of 1933, as amended, by filing with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which was declared effective by the Commission on May 14, 2009.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The Company will file the financial statements of the acquired businesses required by Item 9.01(a) of Form 8-K by amendment of this current report on Form 8-K not later than 71 calendar days after the required filing date hereof.
(b) Pro Forma Financial Information.
The Company will file any pro forma information required by Item 9.01(b) of Form 8-K by amendment of this current report on Form 8-K not later than 71 calendar days after the required filing date hereof.
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated June 17, 2009 reporting completion of the Business Combination.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 16, 2009

HERE MEDIA INC.
By:	/s/ Paul A. Colichman
	Name:	Paul A. Colichman
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated June 17, 2009 reporting completion of the Business Combination.

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